BBH TRUST
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BBH International Equity Fund
class n shares (“BBHEX”)
class i shares (“BBHLX”)
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SUPPLEMENT DATED FEBRUARY 13, 2017
TO THE PROSPECTUS DATED FEBRUARY 29, 2016

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus.
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Effective immediately, the final sentence in the second paragraph in the “Principal Investment Strategies” section of the Prospectus on page 5 is deleted in its entirety and replaced with the following:

“However, the investment adviser may, when it deems appropriate, manage all or a portion of the Fund’s assets according to the Fund’s principal investment strategies.”

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Effective immediately, the next to final sentence in the second paragraph in the “Principal Investment Strategies” section beginning on page 13 of the Prospectus is deleted in its entirety and replaced with the following:

“The Investment Adviser may, when it deems appropriate, manage all or a portion of the Fund’s assets according to the Fund’s principal investment strategies.”

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Effective February 24, 2017 (the “Effective Date”), the name of the BBH International Equity Fund will be changed to BBH Partner Fund – International Equity.  On the Effective Date, all references to the BBH International Equity Fund are hereby deleted and replaced with references to the BBH Partner Fund – International Equity.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.